SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA INVESTMENT CORPORATION

DATED AS OF APRIL 1, 2022

Effective on April 1, 2022, Brittain Ezzes, Executive Vice President of the Adviser, resigned from Mutual of America and Stephen J. Rich, Chief Executive Officer of the Adviser, replaced her as the Portfolio Manager of the Small Cap Value Fund, the Mid Cap Value Fund, and the small cap and mid-cap value segments of the All America Fund.

Disclosure relating to Ms. Ezzes is deleted and replaced with the following disclosure under the sub-heading Portfolio Manager Compensation — Adviser on page 31:

Name	Title	Portfolios Managed/Overseen	Incentive Compensation Benchmark
Stephen J. Rich	Chief Executive Officer	Small Cap Value (All America Fund) Small Cap Value Fund Mid Cap Value (All America Fund) Mid Cap Value Fund	Russell 2000® Value Russell 2000® Value Russell Midcap® Value Russell Midcap® Value

Disclosure relating to Ms. Ezzes is deleted under the sub-heading Other Information — Adviser on page 32.

Disclosure relating to Ms. Ezzes is deleted and replaced with the following disclosure under the sub-heading Other Information — Adviser on page 34:

Stephen J. Rich — Chief Executive Officer

• Length of Service:	18 years at Adviser; 30 years investment experience

• Role:	Portfolio Manager for the Investment Corporation Small Cap Value Fund, Mid Cap Value Fund and the small cap and mid-cap value segments of the Investment Corporation All America Fund; and for the Variable Insurance Portfolios Small Cap Value Portfolio, Mid Cap Value Portfolio and the small and mid-cap value segments of the Variable Insurance Portfolios All America Portfolio

• Education:	Undergraduate, Princeton University; MBA, New York University